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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 8, 2001



                                 Entegris, Inc.
             (Exact name of registrant as specified in its charter)

                          Commission File No. 000-30789

            Minnesota                                     41-1941551
   (State or other jurisdiction of                      (IRS Employer
    incorporation or organization)                    Identification No.)


                              3500 Lyman Boulevard
                             Chaska, Minnesota 55318
                    (Address of principal executive offices)

                                 (952) 556-3131
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

         See Exhibit 99 attached hereto.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99.1     Press Release dated December 20, 2000
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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                          ENTEGRIS, INC.



Date: January 8, 2001                     By: \s\ John D. Villas
                                              -------------------------------
                                              John D. Villas
                                              Chief Financial Officer